POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ Arthur H. Bryant, II
- ---------------------------------


























                                  - 10 -
                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ John J. Armstrong
- ---------------------------------


























                                  - 11 -
                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ C. Hugh Bloom, Jr.
- ---------------------------------


























                                  - 12 -
                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ Magalen O. Bryant
- ---------------------------------


























                                  - 13 -
                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ Robert L. Burrus, Jr.
- ---------------------------------


























                                  - 14 -
                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ Max C. Chapman, Jr.
- ---------------------------------


























                                  - 15 -
                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ R. Michael McCullough
- ---------------------------------


























                                  - 16 -
                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints James T. Holland his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of O'Sullivan Corporation (the "Company"), and to file any documents referred to below relating to the registration of 400,000 shares of Common Stock of the Company to be offered by the Company pursuant to the O'Sullivan Corporation 1995 Stock Option Plan and the O'Sullivan Corporation 1995 Outside Directors Stock Option Plan (collectively the "Plans"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of April, 1995.



/s/ Stephen P. Munn
- ---------------------------------


























                                  - 17 -